   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 1998


                                                      REGISTRATION NO. 333-68465

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3


                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                           --------------------------

                               PRIME RETAIL, INC.

             (Exact name of registrant as specified in its charter)

         MARYLAND                    38-2559212
      (State or other             (I.R.S. Employer
      jurisdiction of           Identification No.)
     incorporation or
       organization)

       100 EAST PRATT STREET, NINETEENTH FLOOR, BALTIMORE, MARYLAND 21202
                                 (410) 234-0782

    (Address, including zip code, and telephone number, including area code, of principal executive offices)

                               C. ALAN SCHROEDER
                               PRIME RETAIL, INC.
                             100 EAST PRATT STREET
                                NINETEENTH FLOOR
                           BALTIMORE, MARYLAND 21202
                                 (410) 234-0782

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

                             WAYNE D. BOBERG, ESQ.
                             STEVEN J. GAVIN, ESQ.
                                WINSTON & STRAWN
                              35 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60601
                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


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

                                EXPLANATORY NOTE



    Prime Retail, Inc. has prepared this Amendment No. 2 for the purpose of filing with the Securities and Exchange Commission Exhibit 8.1 to the Registration Statement. Amendment No. 2 does not modify any provision of the Prospectus included in the Registration Statement; accordingly, such Prospectus has not been included herein.


                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS.



  1.1  --  Form of Underwriting Agreement(1)

  4.1  --  Form of Common Stock Warrant Agreement(1)

  4.2  --  Form of Preferred Stock Warrant Agreement(1)

  4.3  --  Form of Articles of Restatement for the Preferred Stock(1)

  4.4  --  Form of Preferred Stock Certificate(1)

  4.5  --  Form of Deposit Agreement(1)

  5.1  --  Opinion of Winston & Strawn(3)

  8.1  --  Opinion of Winston & Strawn regarding tax matters(2)

 12.1  --  Computation of Ratios of Earnings to Combined Fixed Charges and Preferred Stock
             Distributions and Dividends(3)

 23.1  --  Consent of Ernst & Young LLP--Baltimore(3)

 23.2  --  Consent of Ernst & Young LLP--Chicago(3)

 23.3  --  Consent of Winston & Strawn (included in Exhibit 5.1)

 24.1  --  Powers of Attorney(3)


------------------------

(1) To be filed by amendment or incorporated by reference in connection with the offering of securities offered by this prospectus.

(2) Filed herewith.


(3) Filed previously.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable ground to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, on this 17th day of December, 1998.


                                PRIME RETAIL, INC.

                                By:            /s/ C. ALAN SCHROEDER
                                     -----------------------------------------
                                                 C. Alan Schroeder
                                     EXECUTIVE VICE PRESIDENT--GENERAL COUNSEL
                                                   AND SECRETARY


    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities indicated as of the 17th day of December, 1998.


                      SIGNATURE                                                   TITLE
------------------------------------------------------  ---------------------------------------------------------

                          *
     -------------------------------------------        Chairman of the Board of Directors
                  Michael W. Reschke

                          *
     -------------------------------------------        Chief Executive Officer (Principal Executive Officer) and
                  Abraham Rosenthal                       Director

                          *
     -------------------------------------------        President, Chief Operating Officer and Director
              William H. Carpenter, Jr.

                      SIGNATURE                                                   TITLE
------------------------------------------------------  ---------------------------------------------------------

                          *
     -------------------------------------------        Executive Vice President--Development and Acquisitions
                   Glenn D. Reschke                       and Director

                          *                             Executive Vice President--Chief Financial Officer and
     -------------------------------------------          Treasurer (Principal Financial Officer and Principal
                 Robert P. Mulreaney                      Accounting Officer)

                          *
     -------------------------------------------        Director
                  William P. Dickey

                          *
     -------------------------------------------        Director
                  Terence C. Golden

                          *
     -------------------------------------------        Director
                  Norman Perlmutter

     -------------------------------------------        Director
                 Robert D. Perlmutter

                          *
     -------------------------------------------        Director
                  Kenneth A. Randall

                          *
     -------------------------------------------        Director
                     Sharon Sharp

                          *
     -------------------------------------------        Director
                  James R. Thompson

     -------------------------------------------        Director
                   Marvin S. Traub


*By:    /s/ C. ALAN SCHROEDER
      -------------------------
          C. Alan Schroeder
         AS ATTORNEY-IN-FACT